UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001946375
Benchmark 2022-B37 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001004158
GS Mortgage Securities Corporation II
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

New York	333-261764-01	38-4238348 38-4238349
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 934-2882
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Description of Trimont LLC

General.  Trimont LLC, a Georgia limited liability company (“Trimont”), will act as:

•                     Master servicer of the Katy Mills Mortgage Loan pursuant to the BANK 2022-BNK43 pooling and servicing agreement, and

•                     Master servicer of the Tanger Outlets Columbus Mortgage Loan and the Concord Mills Mortgage Loan pursuant to the BANK 2022-BNK44 pooling and servicing agreement.

Trimont is a provider of loan servicing, asset management, due diligence, and customized advisory solutions.

The principal servicing offices of Trimont are located at 550 South Tryon Street, Charlotte, North Carolina 28202 and Two Alliance Center, 3560 Lenox Road NE, Suite 2200, Atlanta, Georgia 30326. Trimont also has offices in the US located in Overland Park, Kansas, New York, New York, and Dallas, Texas.

As of March 1, 2025 (“CMS Acquisition Closing Date”), Trimont purchased the third party servicing segment (“CMS”) of Wells Fargo Bank, National Association’s commercial mortgage servicing business (“CMS Transaction”).  See “—CMS Transaction” below.  As of the CMS Acquisition Closing Date, Trimont is rated (ranked) by Fitch, S&P and Morningstar DBRS as a master servicer, a primary servicer and a special servicer of commercial mortgage loans in the US.  Trimont’s servicer ratings  (rankings) by each of these agencies are outlined below:

US Servicer Ratings	Fitch(1)	S&P	MorningstarDBRS(3)
Primary Servicer:...............................................................	CPS2	Strong	MOR CS2
Master Servicer:.................................................................	CMS3+	Average(2)	MOR CS3
Special Servicer:.................................................................	CSS2	Strong	MOR CS2

(1)  The primary servicer and special servicer ratings of Trimont have been placed on “Rating Watch Negative” during the integration period associated with the CMS Transaction as is consistent with Fitch’s criteria and historical practice.

(2)  The master servicer rating of Trimont has been placed on “Rating Watch Positive” during the integration period associated with the CMS Transaction.

(3)  The Morningstar/DBRS primary servicer and special servicer ratings of Trimont are designated as “Stable Trend”, and the master servicer rating has been placed on “Rating Watch Positive” during the integration period associated with the CMS Transaction.

Trimont is also rated ‘Strong’ as a Construction Loan Servicer by S&P in the US.

Prior to the CMS Acquisition Closing Date, Trimont had been primary servicing and special servicing securitized and non-securitized commercial and multifamily loans in excess of 15 years.

The following table sets forth information about Trimont’s portfolio of master or primary serviced commercial and multifamily loans (securitized and non-securitized) as of the dates indicated.

Commercial and Multifamily Mortgage Loans	As of 12/31/2022	As of 12/31/2023	As of 12/31/2024	As of 12/31/2024 (pro forma)*
By Approximate Number:	2,574	2,529	2,301	25,787
By Approximate Aggregate Unpaid Principal Balance (in billions):	$100.4	$110.1	$114.6	$667

  *Represents pro forma portfolio and includes CMS Loans (as hereinafter defined).

The properties securing the loans in Trimont’s servicing portfolio (including CMS Loans (as hereinafter defined)) include multifamily, office, retail, hospitality, industrial and other income producing properties.

Within this servicing portfolio (including CMS Loans), as of December 31, 2024, approximately 18,402 commercial and multifamily loans with an unpaid principal balance of approximately $440.4 billion are loans that back commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities.

Trimont has operating procedures across the various servicing functions to maintain compliance with its servicing obligations and servicing standards under Trimont’s servicing agreements.  The only significant changes in Trimont’s policies and procedures over the past three years have come in response to changes in federal or state law or investor requirements.  Trimont expects to incorporate CMS policies and procedures into its best practices for servicing CMS Loans and newly originated commercial and multifamily loans.

Trimont’s servicing platform allows Trimont to process loan servicing activities including, but not limited to: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

Prior to the CMS Acquisition Closing Date, Trimont was not the designated primary advancing agent for any of the loans it serviced.  In connection with the CMS Transaction, Trimont acquired the outstanding CMS servicer advances using funding from a Wells Fargo credit facility and other capital sources and assumed the future advancing obligations of Wells Fargo under the servicing agreements that transferred to Trimont.

The following table sets forth pro forma information regarding principal and interest advances and protective property advances held by Trimont, as master servicer, on commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations.  The information set forth below is the pro forma amount of such advances outstanding as of the date indicated (expressed as a dollar amount and as a percentage of the Trimont pro forma portfolio, as of the end of such period, of master serviced commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations).

As of	Approximate Securitized Master-Serviced Portfolio (UPB)**	Approximate Outstanding Advances (P&I and PPA)**	Approximate Outstanding Advances as % of UPB
12/31/2024*	$401,954,652,250	$842,099,385	0.20%

  *Represents pro forma portfolio and includes CMS Loans (as hereinafter defined).

  ** “UPB” means unpaid principal balance, “P&I” means principal and interest advances and “PPA” means property protection advances.

Trimont may perform some of its obligations under the applicable servicing agreement through one or more third-party vendors, affiliates or subsidiaries, including the engagement of third-party vendors to provide technology or process efficiencies.  Trimont monitors its third-party vendors in compliance with its internal procedures and applicable law.  Trimont has entered into contracts directly with third-party vendors and may also obtain services from third party vendors through Wells Fargo under the TSA (as hereinafter defined) for some or all of the following functions:

•         provision of Strategy and Strategy CS software;

•         audit services;

•         tracking and reporting of flood zone changes;

•         abstracting of leasing consent requirements contained in loan documents;

•         legal representation;

•         assembly of data regarding buyer and seller (borrower) with respect to proposed loan assumptions and preparation and underwriting of loan assumption package for review by servicer;

•         performance of property inspections;

•         performance of tax parcel searches based on property legal description, monitoring and reporting of delinquent taxes, and collection and payment of taxes;

•         Uniform Commercial Code searches and filings;

•         insurance tracking and compliance;

•         onboarding-new loan setup;

•         lien release-filing & tracking;

•         credit investigation & background checks; and

•         defeasance calculations.

Trimont may also enter into agreements with certain firms to act as a primary servicer (or sub-servicer) and to provide cashiering or non-cashiering subservicing on the mortgage loans.  Trimont will monitor and review the performance of sub-servicers appointed by it.  Generally, all amounts received by Trimont on the mortgage loans will initially be deposited into a common clearing account with collections on other mortgage loans serviced by Trimont and will then be allocated and transferred to the appropriate account as described in the related prospectus.  On the day any amount is to be disbursed by Trimont, that amount may be transferred to a common disbursement account prior to disbursement.

Trimont will not have primary responsibility for custody services of original documents evidencing the mortgage loans.  On occasion, Trimont may have custody of certain of such documents as are necessary for enforcement actions involving the mortgage loans or otherwise.  To the extent Trimont performs custodial functions as a servicer, documents will be maintained in a manner consistent with the servicing standard.

There are, to the actual current knowledge of Trimont, no special or unique factors of a material nature involved in servicing the mortgage loans, as compared to the types of assets serviced by Trimont in other commercial real estate securitization pools generally.

Trimont does not believe that its financial condition will have any adverse effect on the performance of its duties under the applicable servicing agreement and, accordingly, Trimont believes that its financial condition will not have any material impact on the performance of the mortgage loans or the certificates.

No securitization involving commercial or multifamily real estate loans in which Trimont was acting as a servicer has experienced a servicer event of default as a result of any action or inaction of Trimont in such capacity, including as a result of Trimont’s failure to comply with the applicable servicing criteria in connection with any securitization.

From time to time, Trimont is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business.  Trimont does not believe that any such lawsuits or legal proceedings, individually or in the aggregate, would be material to the certificateholders. There are no legal proceedings pending against Trimont, or to which any property of Trimont is subject, that are material to the certificateholders, nor does Trimont have actual knowledge of any proceedings of this type contemplated by governmental authorities.

A Trimont website (https://cmsview.trimont.com) provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Trimont is master servicer, and also provides borrowers with access to current and historical loan and property information for these transactions.

The following table sets forth information as of the dates indicated about Trimont’s servicing portfolio of specially serviced commercial and multifamily loans (securitized and non-securitized):

Commercial and Multifamily Mortgage Loans	As of 12/31/2022	As of 12/31/2023	As of 12/31/2024	As of 12/31/2024 (pro forma) **
By Approximate Number:	27	53	93	2,506
By Approximate Aggregate Unpaid Principal Balance (in billions):	$0.6	$2.1	$3.4	$79.9

** Represents pro forma portfolio and includes CMS Loans (as hereinafter defined).

The properties securing the loans in Trimont’s special servicing portfolio (including CMS Loans (as hereinafter defined)) include multifamily, office, retail, hospitality, industrial and other income producing properties.

Within this special servicing portfolio (including CMS Loans), as of December 31, 2024, approximately 2,321 commercial and multifamily loans with an unpaid principal balance of approximately $77.1 billion are loans that back commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities.

Generally, Trimont’s servicing functions under servicing agreements as special servicer do not include maintenance of collection accounts, however Trimont does maintain certain operating accounts with respect to REO loans in accordance with the terms of the applicable servicing agreements and consistent with the servicing standard set forth in each of such servicing agreements.

Trimont does not generally have any material advancing rights or obligations with respect to the commercial real estate securitization pools as to which it acts as special servicer. In certain instances, Trimont may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial real estate securitization pools as to which it acts as special servicer.

Trimont has developed strategies and procedures for managing delinquent loans, breaches by borrowers of the underlying loan documents and loans subject to borrower bankruptcy filings which are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis and include but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs and borrower negotiation or workout in accordance with the applicable servicing standard. The strategy pursued by Trimont for any particular asset depends upon, among other things, the condition and type of the underlying property, the borrower, and the jurisdiction where the asset is located.

Trimont, as special servicer, may enter into one or more arrangements with the controlling class representative, directing certificateholder, or equivalent party or related entity, which has the right to remove, or vote to remove the special servicer, to provide for a discount and/or revenue sharing with respect to certain special servicer compensation. The controlling class representative, directing certificateholder, or equivalent party or related entity, which has the right to remove, or vote to remove the special servicer, may further consider any such economic arrangements with the special servicer or a prospective replacement servicer in entering into any decision to appoint or replace the special servicer from time to time, and such considerations would not be required to take into account the best interests of any certificateholder.

CMS Transaction.  As of the CMS Acquisition Closing Date, Trimont purchased the third party servicing segment (“CMS”) of Wells Fargo Bank, National Association’s (“Wells Fargo”) commercial mortgage servicing business.  The CMS Transaction  did not include Wells Fargo’s rights and obligations related to the servicing of loans that Wells Fargo originated for Fannie Mae, Freddie Mac, and FHA/Ginnie Mae, which will continue to be serviced by Wells Fargo.

Senior leadership of Trimont and CMS and certain Trimont and former Wells Fargo corporate functions that supported CMS are expected to be generally integrated within Trimont on or shortly following the CMS Acquisition Closing Date. Most of the CMS employees along with relevant CMS systems, technologies and operating procedures and guidelines supporting CMS were transferred to Trimont as part of the CMS Transaction.  Further, as of the CMS Acquisition Closing Date, Wells Fargo’s duties, obligations, and rights as servicer, under the related servicing agreements were transferred to Trimont, subject to the terms and conditions of such servicing agreements.

In order to facilitate the transition of CMS to Trimont, Wells Fargo and Trimont entered into a Transition Services Agreement (“TSA”) pursuant to which Wells Fargo agreed to provide certain support services, or cause such services to be provided, to Trimont for 12 months from the CMS Acquisition Closing Date (with two 3-month extension options) (the “TSA Period”).

Following the CMS Acquisition Closing Date, Trimont will initially be operating two loan servicing technology platforms with each using a separate instance of McCracken Financial Solutions software, Strategy CS.  During a portion or all of the TSA Period, Trimont expects to continue to service the loans it was servicing prior to the CMS Acquisition Closing Date (“Pre-Closing Trimont Loans”) using operating guidelines, procedures and the servicing technology platform that Trimont was using prior to the CMS Acquisition Closing Date. During a portion or all of the TSA Period, Trimont expects to service loans serviced under the servicing agreements transferred in connection with the CMS Transaction and loans serviced under CMBS servicing agreements entered into by Trimont after the CMS Acquisition Closing Date (“CMS Loans”) in accordance with the CMS operating guidelines, procedures and servicing technology platform.

The foregoing information set forth under this heading “—Description of Trimont LLC” has been provided by Trimont.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

/s/ Scott Epperson
Scott Epperson, Chief Executive Officer

Date:  February 28, 2025